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                                                                    EXHIBIT 10.9


                  AMENDMENT #2 TO COMMERCIAL LAND LEASE, DATED
                 31 DECEMBER 1991, BETWEEN PHILIP R. THOMAS AND
                       WAYNE HEIRTZLER THOMAS, OWNERS, AND
                            THOMAS GROUP, INC. LESSEE

The following Amendment to that certain Commercial Lease of December 31, 1991 between OWNERS and LESSEE is hereby adopted:

         "14.1 After sixteen (16) years from the date of this lease, OWNER may, by giving one year's notice to LESSEE, purchase LESSEE's rights under this lease and terminate the lease on the following terms and conditions:"

Done and signed by the parties on 1 February, 1993 in the presence of the subscribing witness.

WITNESSES:







                                    -------------------------------------------
                                    Philip R. Thomas, Owner
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                                    -------------------------------------------
                                    Wayne Heirtzler Thomas, Owner





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                                    Thomas Group, Inc., Lessee





                                    -------------------------------------------
                                    Alex W. Young
                                    President and Chief Operating Officer